UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012

TurboSonic Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21832	13-1949528
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

550 Parkside Drive, Suite A-14
Waterloo, Ontario N2L 5V4
Canada
(Address of principal executive offices)

Registrant’s telephone number: (519) 885-5513

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.       Other Events.

On October 11, 2012, TurboSonic Technologies, Inc. issued a press release announcing that, following extensive negotiations, it has entered into a definitive merger agreement to be acquired by MEGTEC Systems, Inc. Upon consummation of the merger, TurboSonic stockholders will receive $0.21 in cash for each share of TurboSonic’s common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release of TurboSonic Technologies, Inc., dated October 11, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2012

TURBOSONIC TECHNOLOGIES, INC.

By: /s/ Edward F. Spink
Name:	Edward F. Spink
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of TurboSonic Technologies, Inc., dated October 11, 2012.